Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The CARES Act was enacted on March 27, 2020 in the United States. The CARES Act provided a substantial stimulus and assistance package intended to address the impact of the
COVID-19
pandemic, including tax relief, government loans, grants, and investments. The CARES Act did not have a material impact on our income tax provision.
For interim period reporting, we record income taxes using an estimated effective tax rate for the period, including the forecasted permanent tax differences, discrete items, and statutory rates in states in which we operate. At the end of each interim period, we update the estimated effective tax rate, and if the estimated tax rate changes based on new information, we make a cumulative adjustment in the period. We record the tax effect of an unusual or infrequently occurring item in the interim period in which it occurs as a discrete item of tax.
The income tax benefit was $6.6 million and zero for the three months ended June 30, 2021 and 2020, respectively. The income tax benefit was $7.1 million and zero for the six months ended June 30, 2021 and 2020, respectively.
The Internal Revenue Service (“IRS”) audited Thrasys’ 2008 and 2009 tax returns for the proper year of inclusion of approximately $15.0 million in long-term capital gain on the sale of certain intellectual property rights. Thrasys originally reported the gain on its 2010 S Corporation tax return, matching the year of inclusion for financial accounting purposes. The corporate level tax was paid to California and Thrasys passed the gain through to its shareholders. The IRS has asserted that Thrasys owes C Corporation tax of approximately $5.0 million for 2008, or in the alternative, Thrasys owes C Corporation tax of approximately $5.0 million for 2009 as a built-in
gain. In addition, Thrasys could be assessed additional California franchise tax of approximately $1.3 million. Additionally, if additional income taxes are imposed, interest will be charged at approximately 4% per year, compounded annually, resulting in potential interest of approximately $3.0 million. The IRS has not asked that penalties be imposed.
The matter is currently pending before the U.S. Tax Court, Docket
11565-15.
There are related tax cases for some of the shareholders for additional income taxes due if the gain is shifted to 2009. On December 4, 2018, the IRS filed a motion for summary judgment in Thrasys, Inc. v. Commissioner (T.C. Memo
2018-199);
however, Thrasys prevailed, and the motion was denied. In January 2020, Thrasys filed a motion for summary judgment arguing that either the gain was properly reported in 2010 and all taxes have been paid or in the alternative it should have been taxable in 2009 with no
built-in
gains tax. In both cases, there would be no additional income tax due for 2008 or 2009. The IRS filed an objection to Thrasys’ motion. On March 3, 2021, the U.S. Tax Court, without consideration of the merits of the case, issued a very brief court order dismissing Thrasys’ motion. Had the motion been granted, the need for a trial would have been obviated. Counsel for the IRS has contacted counsel for Thrasys and has offered to join Thrasys in a motion to have the case decided without trial. This and other alternatives are now under consideration. It is not likely this case will be resolved before the end of 2021. Thrasys intends to vigorously defend its position in the case and believes it will prevail if the case is taken to trial. Thrasys has accrued $0.2 million, representing probable additional taxes and interest imposed, in other current liabilities in the condensed consolidated balance sheets.

12.	Income Taxes
The CARES Act was enacted on March 27, 2020 in the United States. The CARES Act provided a substantial stimulus and assistance package intended to address the impact of the
COVID-19
pandemic, including tax relief, and government loans, grants, and investments. The CARES Act did not have a material impact on our provision.
Income tax expense consisted of the following for the year ended December 31, 2020:

Current:
Federal	$577,515
State	95,294

Total current expense	672,809

Deferred:
Federal	(536,497)
State	(86,118)

Total deferred benefit	(622,615)

Income tax expense	$50,194

Income tax expense (benefit) differed from the amount that would be provided by applying the U.S. federal statutory rate for the year ended December 31, 2020 due to the following:

	Amount	Tax Rate
Federal Statutory income tax	(448,674)	21.00%
State income tax, net of federal benefit	(83,884)	3.93%
Transactions costs	560,504	-26.23%
Other	22,248	-1.04%

Effective Income Tax Rate	50,194	-2.35%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes at December 31, 2020 are as follows:

Deferred Tax Assets
Accrued expenses	$573,153
Transactions costs	85,727
State credits	738,134
Net operating loss carryforwards	18,984

Total deferred tax assets	1,415,997

Deferred Tax Liabilities
Amortization and depreciation	(6,738,591)
Deferred revenue	(195,241)

Total deferred tax liabilities	(6,933,831)

Less: Valuation allowance	(554,267)

Net deferred tax asset (liability)	$(6,072,101)

We evaluate our deferred tax assets periodically to determine if valuation allowances are required. Ultimately, the realization of deferred tax assets is dependent upon generation of future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. To this end, management considers the level of historical taxable income, the scheduled reversal of deferred tax liabilities, tax-planning
strategies, and projected future taxable income. Based on these considerations, and the carry-forward availability of a portion of the deferred tax assets, management believes it is more likely than not that we will realize the benefit of the deferred tax assets with the only exception being a valuation allowance recorded against the California research and development credit of approximately $554,000.
The Internal Revenue Service (IRS) audited Thrasys’ 2008 and 2009 tax returns for the proper year of inclusion of approximately $15,000,000 long-term capital gain on the sale of certain intellectual property rights to Siemens Medical Solutions, Inc. Thrasys was a C corporation for the federal income tax purpose for the year 2008 but was an S corporation for the federal income tax purpose since January 1, 2009. Thrasys’ originally reported the gain on its 2010 S Corporation tax return using the one-year
deferral method. The corporate level tax was paid to California. and passed the gain through to its shareholders. The IRS asserted that Thrasys owes C Corporation tax of approximately $5,000,000 for 2008 or in the alternative Thrasys owes C Corporation tax of approximately $5,000,000 for 2009 as a Built in Gain. In addition, Thrasys could be assessed additional California Franchise Tax of approximately $1.3 million. If additional income taxes are imposed, there will be interest charged at approximately 4% per year compounded annually, resulting in potential interest of approximately $3 million. The IRS has not asked that penalties be imposed.
The matter is currently pending before the US Tax Court Docket
11565-15.
There are related cases for some of the shareholders for additional income taxes due if the gain is shifted to 2009. In 2018 the IRS filed a motion for Summary Judgment and in Thrasys, Inc. v. Commissioner (T.C. Memo
2018-199)
filed December 4, 2018, and the motion was denied.
In January 2020, Thrasys filed a Motion for Summary judgment arguing that either the gain was properly reported in 2010 and all taxes have been paid or in the alternative it should have been taxable in 2009 with no Built in Gains tax. In either alternative there would be no additional income tax due for 2008 or 2009. The IRS filed an objection to Thrasys’ motion. On March 3, 2021, the US Tax Court issued a Court Order dismissing the Thrasys’ Motion. This and other alternatives are now under consideration. It is not likely this case will be resolved before the end of 2021. Thrasys intends to vigorously defend its position in the case and believes they will prevail if the case is taken to trial. The Company has accrued $200,000 representing probable additional taxes and interest imposed, within accrued liabilities in the consolidated balance sheet as of December 31, 2020.